UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 4, 2009

LIQUIDITY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C.		20036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (202) 467-6868

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2009, Liquidity Services, Inc. (the “Company”) announced that Jaime Mateus-Tique, the Company’s President, Chief Operating Officer and Co-Founder, will retire as of September 30, 2009.  Mr. Mateus-Tique will continue as a director of the Company.  The Company also announced that effective as of Mr. Mateus-Tique’s retirement, William P. Angrick, III, the Company’s current Chairman of the Board and Chief Executive Officer, will also be the Company’s President.  Information about Mr. Angrick can be found in the Company’s filings with the Securities and Exchange Commission, including the Company’s definitive proxy statement filed on December 26, 2008.

A press release announcing Mr. Mateus-Tique’s retirement and Mr. Angrick’s appointment as President as of September 30, 2009 is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

99.1         Press Release dated August 4, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: August 4, 2009	By:	/s/ James E. Williams
	Name:	James E. Williams
	Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 4, 2009